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Confidential Information	Equipment Supply & Technology Licensing Contract

Equipment Supply and Technology Licensing Contract

No. US/87799546/00002

September, 29 th 2013
San Jose, California, United States
The present equipment supply and technology licensing contract (hereinafter referred to as the “Contract”) is concluded between

Limited Liability Company Ulyanovsk Center for Technology Transfer a Russian Federation corporation doing business at 67 Krymova St., Ulyanovsk, Russia, 432071, hereinafter referred to as the "Buyer", on the one part, and Intermolecular, Inc., a Delaware, USA corporation doing business at 3011 North First St., San Jose, CA 95134, USA, hereinafter referred to as the "Seller",

and Limited liability Company “Russkie Tehnoparki” a Russian Federation corporation doing business at 1 Sirenevyi bulv., c.c. Troitsk, Moscow, Russia, 142191 hereinafter referred to as the "Customer’s Engineer",

(the Seller and the Buyer, as well as the Project Company, as defined below, in case of transfer of the Equipment to such Company in accordance with the Contract, jointly referred to as the “Parties” and individually referred to as the “Party”)

in accordance with the Minutes of open request for proposals No. 1/У-ЭС (the open tender for the right of concluding a contract dated September 03rd, 2013) for supply of Complex R&D equipment, consisting of two - Combinatorial R&D Platforms:

•	one vacuum cluster tool (AP-30) with two combinatorial PVD chambers (P-30) («Dry» equipment),

•	one combinatorial wet process tool (F-20) including one informatics server with software (S-80) («Wet» equipment),

 concluded this Contract regarding Wet equipment as follows:

1. Subject of contract
1.1 Seller has developed proprietary Equipment (as more fully defined in Section 1.6.11 below) and Informatics Software (as more fully defined in Section 1.6.19 below) to enable research, design, experimentation, development and commercialization in the area of and with the use of HPC Technology (as more fully defined in Section 1.6.18 below).
1.2 Seller is in the business of selling Equipment and licensing HPC Technology.
1.3 Buyer is engaged in the research, design, development and commercialization of materials, manufacturing processes, and technologies in the Field as more fully defined in Section 1.6.12 below.

1.4 Buyer desires to purchase from Seller and Seller desires to sell to Buyer Equipment and associated licenses to HPC Technology and Informatics Software from Seller.
Customer’s Engineer exercises full control for compliance by the Seller its obligations under the

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Contract.
1.5               Annexes
The following annexes are hereby incorporated into the Contract:
1.5.1.           Pricing Sheet
1.5.2.           Combinatorial R&D Platform description
1.5.3.           Delivery Schedule
1.5.4.           Payment Schedule
1.5.5.           Acceptance Criteria
1.5.6.           Seller Maintenance and Support Services
1.5.7.           Installation and Facility Requirements
1.5.8.           Documents at Sign-Off
1.5.9. HPC Technology
1.5.10. Acceptance completion act.
1.5.11. Start-up Act

1.6               Definitions
The following definitions are hereby incorporated into the Contract:
1.6.1.           Acceptance Criteria shall have the meaning set forth in Annex 1.5.5.
1.6.2.           Affiliate means a corporation, company or other entity now or hereafter, directly or indirectly, owned or controlled by, or owning or controlling, or under common control with Buyer or Seller respectively, but such corporation, company or other entity shall be deemed to be a Affiliate only so long as such ownership or control exists.
For purposes of this definition "control" of a corporation, company or other entity shall mean -
i.                     to have more than fifty percent (50%) of the voting rights or of the outstanding shares or securities representing the right to vote for either the election of the board of directors or a similar managing authority, or a supervisory board, or
ii.                   if there do not exist outstanding shares or securities as may be the case in a partnership, joint venture or unincorporated association, to have more than fifty percent (50%) of the ownership interest representing the right to make decisions for such entity.
1.6.3.           Background Technology of a Party means Intellectual Property Rights and Know-How,
i.                     that is owned, acquired, or licensed by the Party at any time during the term of this Contract; and
ii.                   that is not created within the scope of this Contract.
1.6.4.           Buyer Site means Buyer’s facilities located at Ulyanovsk, Russia, or a replacement location subsequently agreed to by the Parties in writing. All special requirements for Buyer Site are specified by the Parties in Annex 1.5.7.
1.6.5.           THIS SECTION INTENTIONALLY LEFT BLANK.
1.6.6.           Confidential Information means any non-public information disclosed by one Party to the other in connection with this Contract and as further defined in Section 12.
1.6.7.           Contract Price is defined in Section 2.
1.6.8. Customer Tool Installation Completion Signoff means the procedures to be followed by Seller at Buyer Site in order to complete installation of Equipment at Buyer Site, which procedures are outlined in the Customer Acceptance document in Annex 1.5.5. Upon successful completion of the Customer Tool Installation Completion Signoff the Parties and the Customer’s Engineer will execute the Start-up Act in accordance with Section 4.8.
1.6.9.           Dry Equipment means the equipment described in Annex 1.5.2 of the Equipment Supply and Technology Licensing Contract for Dry Equipment to be signed by the Parties concurrently with this Contract.
1.6.10. Effective Date means the later of the dates next to the signatures of the Parties below.
1.6.11.        Equipment means the equipment described in Annex 1.5.2. Equipment does not include software described in Annex 1.5.2.
1.6.12.        Field means the field of glass coatings, photovoltaics, power electronics and displays.

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1.6.13.        HPC Derivatives means any and all improvements, derivatives and modifications of HPC Technology developed by either Party or both Parties as a direct result of using the Combinatorial R&D Platform pursuant to the Contract. HPC Derivatives shall not include any rights whatsoever in the Background Technology of Buyer.
1.6.14.        HPC-Enabled Informatics Software means Informatics Software that enables Equipment to use HPC Technology. Use of HPC-Enabled Informatics Software by Buyer requires an HPC License, in addition to a license to use the Informatics Software.
1.6.15.        Non-HPC-Enabled Informatics Software means Informatics Software and other software that in combination operates Equipment without enabling it to use HPC Technology.
1.6.16.        HPC Mode means the mode of using the Equipment which requires use of HPC-Enabled Informatics Software and an HPC License.
1.6.17.        HPC License means the license as set forth in Section 17.1
1.6.18.        HPC Technology means Intellectual Property Rights and Know-How related to techniques, methodologies, processes, test vehicles, synthetic procedures, technology, systems, or combination thereof used for the simultaneous parallel or rapid serial
1.       design,
2.       synthesis,
3.       processing,
4.       process sequencing,
5.       process integration,
6.       device integration,
7.       analysis, or
8.       characterization,
of two (2) more compounds, compositions, mixtures, processes, or synthesis conditions, or the structures derived from such as a result of using either alone or in combination the Equipment and Informatics Software. The structure and definition of assets contained in the HPC Technology is provided in Annex 1.5.9. If any of such assets are not patented in the territory of Russian Federation, the Buyer shall under the present Contract be deemed to have only received a license to the Know-How representing such assets.

After the Seller has been granted patents, allowed in the territory of Russian Federation the Parties shall perform certain license agreements in accordance with Russian legislation providing for the rights of use of such inventions as prescribed by the present Contract.

If any information provided to Buyer by Seller is not Intellectual Property Rights or Know-How, then Buyer shall be deemed to have been granted the rights to use relevant design projects, scientific research results and documentation without a license.

The Know-How representing HPC Technology consists of methods and systems to perform combinatorial processing using Atomic Layer Deposition systems and Physical Vapor Deposition (commonly known as dry systems) and fluids based systems (commonly known as wet systems).

1.6.19.        Informatics Software means software in the form of machine readable, object code, and related documentation, together with any Informatics Updates, if any, that may be provided by Seller to Buyer. Informatics Software may consist of either HPC-Enabled Informatics Software or Non-HPC-Enabled Informatics Software.
1.6.20.        Informatics Improvements means improvements, additions, or modifications to the Informatics Software developed and released by Seller to add features, support additional Equipment or support new uses or applications of the Equipment. Seller will periodically offer Informatics Improvements for license to Buyer.
1.6.21.        Informatics Updates means error corrections, bug fixes or workarounds to the Informatics Software that are developed and released by Seller solely to ensure that the Informatics Software performs in accordance with the Specifications, along with any improvements to the Informatics

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Software that may be developed and release by Seller from time to time and which it makes available to customers at no charge. Seller shall make Informatics Updates available to Buyer at no charge. Informatics Updates do not include Informatics Improvements.
1.6.22.        Intellectual Property Rights means allowed and enforceable on the territory of Russian Federation Statutory Rights in and to any and all of the following -
i.                     patents and patent applications claiming any inventions or discoveries made, developed, conceived, or reduced to practice, including all divisions, substitutions, continuations, continuation-in-part applications, and reissues, re-examinations and extensions thereof,
ii.                   copyrights,
iii.                  trademarks, service marks, trade names, trade dress, domain names and similar rights,
iv.                 mask work rights, and
v.                   Any other moral, intellectual or other proprietary rights of any kind now known or hereafter recognized in any jurisdiction in the world.
1.6.23.        Know-how means any know-how, technology, trade secrets, information (including inventions eligible for statutory protection), software (including source code), circuitry, circuit designs, design descriptions, specifications, formulas, processes, process conditions, materials, material stacks, structures, architectures, specifications for the procurement of parts and drawings, whether in tangible or intangible form and all other experience, drafts, ideas, concepts and business information, rights to which objects are allowed and enforceable on the territory of the Russian Federation.
i.                     Know-How does not include Intellectual Property Rights, however Know-How shall include without limitation copyrights or intellectual property rights (other than Intellectual Property Rights) that are not Statutory Rights.
1.6.24.        License Fees shall have the meaning as defined in Section 2.4.
1.6.25.        Pricing Sheet means the price as set forth in Annex 1.5.1
1.6.26.        Seller Site means Seller’s facilities located at the following address: 3011 North First Street, San Jose, CA, USA.
1.6.27.        Sign-Off means satisfaction and signing of the Acceptance Criteria and completion of the activities set forth in Section 4.13. Parties shall perform such activities upon satisfaction and signing of the Acceptance Criteria.
Sign-Off does not mean transfer of title or possession of the Equipment and provision of licenses.
1.6.28.        Specifications means the specifications listed in Annex 1.5.2 for:
i.                     Equipment,
ii.                   Informatics Software.
1.6.29.        Statutory Rights means rights that come into force in the Russian Federation by (i) application to or registration with a governmental entity, and (ii) approval of such application or registration by such entity.
1.6.30.        Support means the maintenance and support services as described in Annex 1.5.6.
1.6.31.        Term shall have the meaning defined in Section 15.1.
1.6.32.        Third Party means a party other than Seller, Buyer, Customer’s Engineer or their Affiliates.
1.6.33.        THIS SECTION INTENTIONALLY LEFT BLANK.
1.6.34.        Wet Equipment means the Equipment.
1.6.35.        Wet Combinatorial R&D Platform means a part of the Combinatorial R&D Platform referred to in the Preamble of the Contract, which part comprises one or more of the following items provided such items are described in the Pricing Sheet:
i.                     Equipment;
ii.                   HPC License;
iii.                  Informatics Software License;

2.         Contract price
2.1               Purchase of Software means license.

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Confidential Information	Equipment Supply & Technology Licensing Contract

Any software provided to Buyer under this Contract is licensed, not sold, to Buyer and any reference to the “sale” or “purchase” of software shall be deemed to mean “license.”
2.2               Purchase
Subject to the terms and conditions set forth in this Contract including but not limited to the licenses set forth in Section 17 and the payments set forth in Section 2.4 and Section 2.5, and the training referenced in Section 0, Buyer hereby agrees to purchase the Wet Combinatorial R&D Platform from Seller and Seller hereby agrees to sell the Wet Combinatorial R&D Platform to Buyer.
2.3               The price of the Equipment and Services shall be in USD (United Stated Dollars), USD shall be the Contract currency. Payment currency is USD, payments shall be in USD.
2.4 License and Equipment Fees. Buyer shall pay Seller the fees for the HPC License, the Informatics Software License and the Equipment in accordance with the Pricing Sheet. In the event Buyer does not make the payments due to Seller when due in accordance with Annex 1.5.4, Seller shall have the right but not the obligation to terminate the licenses granted to Buyer in Sections 17.1 and 17.2. Seller shall inform Buyer of such termination and no later than ten (10) days after receiving such notice, Buyer shall cease use of the Equipment in HPC Mode.
2.5 Support fees
Buyer shall pay Seller the fees for the Support in accordance with the Pricing Sheet.
2.6               Pricing Sheet
The Pricing Sheet is hereby incorporated by reference into this Contract. Seller will invoice Buyer in accordance with the terms of the Pricing Sheet, Payment Schedule and the Contract. The Pricing Sheet together with this Contract shall constitute the complete agreement regarding the purchase of the Wet Combinatorial R&D Platform.
2.6.1.           Notwithstanding the foregoing, nothing contained in any invoice shall in any way modify the terms and conditions of this Contract, or add any additional terms or conditions.
2.6.2.           The Pricing Sheet shall be subject to the terms and conditions of this Contract. In the event of a conflict between the terms of the Pricing Sheet and the terms of this Contract, the terms of this Contract shall control.
2.7               Upon the complete satisfaction of payment to Seller by Buyer, in accordance with Section 3 and Annex 1.5.4, Buyer ownership interest in and title to the Equipment shall be free and clear of any and all encumbrances.
2.7.1.           Except as provided in Section 17.5.1, in the event Buyer wishes to transfer ownership of the Wet Equipment to a Third Party, Buyer shall first offer the Wet Equipment for sale back to Seller at the fair market value of the Wet Equipment. Seller shall have [***] from the date of such offer to agree to purchase the Wet Equipment. If Seller does not exercise its right to purchase the Equipment within [***] from the date of the offer, Buyer is entitled to sell the Equipment to a Third Party.
2.7.2. In the event of a foreclosure of Buyer’s assets by a Third Party (hereinafter “Foreclosing Party”) to which Buyer’s assets have been pledged subject to a pre-existing loan agreement between Buyer and the Foreclosing Party, Seller shall not have any first right to purchase the Wet Equipment, provided that any such sale pursuant to a foreclosure shall be limited to the sale of the hardware included in the Equipment and not any software or associated licenses. The purchaser of the Wet Equipment pursuant to this Section 2.7.2 shall request such licenses from Seller Upon receiving such request Seller shall grant such licenses to such purchaser at Seller’s then-prevailing standard prices for such licenses.

2.8. Training
Seller agrees to provide training to certain UCTT personnel in accordance with the terms of Section 2.1 of the JDP Agreement between UCTT and IMI to be signed concurrently herewith. Said terms of said Section 2.1 are incorporated herein by reference. For the avoidance of doubt, notwithstanding the inclusion of this Section 2.1 in this Contract and in the JDP Agreement and in any other agreement, Seller shall provide such training only once. Seller’s satisfaction of this obligation under either one of the agreements shall be deemed to satisfy Seller’s obligation under all agreements.

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Confidential Information	Equipment Supply & Technology Licensing Contract

At the Buyer’s request the Seller will provide additional training to the personnel pointed by the Buyer under terms and conditions agreed by the Parties separately and for an additional fee based on Seller’s then prevailing standard rates for such training.

3.         Terms of Payment
3.1               Payment Method
All payments hereunder shall be made in U.S. dollars by Buyer and in accordance with the Payment Schedule in Annex 1.5.4.
The Buyer will make a payment under the invoice of the Seller which shall be issued upon execution of the Acceptance completion act and arrival of the Wet Equipment for customs inspection at the destination point in Ulyanovsk, the Russian Federation.
3.2               Late payments
All payments not paid when due shall bear simple interest at a rate of [***] per month or the highest rate allowed by law, whichever is less.
3.3               Taxes
Payments due to Seller are exclusive of all present and future taxes, duties, levies and other charges by any name (including any interest, penalties or additions thereto) imposed by any foreign, federal, state, local or other taxing authorities (including, without limitation, export, sales, use, excise and value-added taxes) on or with respect to the transactions or payments under this Contract.
3.4               Records; Inspection
3.4.1.           Buyer shall keep complete, true and accurate books of account and records on its own behalf for the purpose of determining the amounts payable under this Contract. Such books and records shall be kept at Buyer for at least [***] following the end of the calendar quarter to which they pertain.
3.4.2.           Such records will be open for inspection during such [***] period by an independent auditor reasonably acceptable to Buyer, solely for the purpose of verifying amounts payable to Seller hereunder. Such inspections may be made no more than once each calendar year, at reasonable times and on reasonable notice.
3.4.3.           Inspections conducted under this Section 3.4 shall be at the expense of Seller, unless a variation or error producing an increase exceeding [***]percent ([***]%) of the amounts payable for any period covered by the inspection is established and confirmed in the course of any such inspection, whereupon all reasonable costs relating to the inspection for such period and any unpaid amounts that are discovered will be paid promptly by Buyer. Each Party agrees to hold in confidence pursuant to Section 8 all information concerning payments and reports, and all information learned in the course of any audit or inspection, except to the extent necessary for that Party to reveal such information in order to enforce its rights under this Contract or if disclosure is required by law.
4.         Terms and Conditions of Equipment Supply
4.1               Seller will install the Equipment for Sign-Off at the Seller Site. The Acceptance Criteria shall be applied in accordance with Section 4.13.
4.2               Upon Sign-Off, the Wet Equipment will be delivered to Ulyanovsk, Russian Federation based on [***] per Incoterms 2010 and this Contract. For the avoidance of doubt, delivery of the Wet Equipment shall be deemed to have occurred and obligations of the Seller to deliver fulfilled when the Wet Equipment arrives for customs inspection at the destination point in Ulyanovsk, the Russian Federation. For the avoidance of doubt, [***] per Incoterms 2010 applies unless otherwise expressly stated in this Contract.
4.3 THIS SECTION INTENTIONALLY LEFT BLANK.
4.4 Seller shall obtain at his own risk and expense any export license or other official authorization and carry out all customs formalities necessary for the export of the Equipment.
4.5               Buyer shall be solely responsible for receiving the Equipment and ensuring that the Equipment clears customs.
Seller agrees to furnish Buyer with such documentation and information about the Equipment, as Buyer may reasonably request, in order to comply with Russian customs and import requirements, for entry of the equipment into Russia.

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4.6 Buyer will accept the Equipment from the transportation company at the customs inspection at the destination point in Ulyanovsk (the Russian Federation), for which purposes the Parties and the Customer’s Engineer will sign the Acceptance completion act in the form attached hereto as Annex 1.5.10, and provide for all necessary customs, certification and licensing procedures at its own risk and expense.
The Equipment then shall be delivered by the Buyer or a transportation company (to be arranged for and paid by Buyer) to the Buyer Site and unloaded from the carrier and left for unpacking and installment.
4.7 Seller will unpack, install, start-up and adjust the Equipment at Buyer Site in accordance with the Delivery Schedule in Annex 1.5.3. Notwithstanding the Delivery Schedule, Seller will take all commercially reasonable measures, which are within Seller’s reasonable control, to ensure that the Equipment is installed no later than March 31, 2014. Buyer shall have no more than [***] from the date of installation (“Review Period”) at Buyer Site to inspect the Equipment for conformity with the Specifications. If, during such Review Period, Buyer reasonably determines that the Equipment is not in conformity with the Specifications, Buyer’s sole remedy and Seller’s sole obligation will be to re-install the Equipment to ensure such conformity.
4.8  Upon performance of all actions referred to in Section 4.7 and provided that the Equipment fully conforms with the Specifications, the Seller, the Buyer and the Customer’s Engineer will execute the Start-up Act in the form attached hereto as Annex 1.5.11.
4.9 Buyer is solely responsible for and, in accordance with Annex 1.5.7,shall prepare the Buyer Site for installation of the Wet Combinatorial R&D Platform and shall ensure that all necessary infrastructure specified in Annex 1.5.7 is available.
4.10 Notwithstanding anything to the contrary in the Contract, title and risk of loss in the Equipment will transfer to Buyer at the moment when the Wet Equipment arrives for customs inspection at the destination point in Ulyanovsk, the Russian Federation.
4.11 For shipment, the Equipment will be packaged in double bags and vacuum-sealed, put in wooden crates. Due to the sensitive nature of components, the Equipment requires shipment by air.
4.12 Seller shall unpack the Equipment at the Buyer Site.
4.13 The Sign-Off shall include the examination of the installation at Seller Site of the Equipment and also examination of presence of necessary documents (Operation manual, certificates as described in Annex 1.5.8) in accordance with the Acceptance Criteria. Such examination shall be conducted jointly by the Acceptance Commission which is defined as one representative of the Seller, the Buyer and Customer’s Engineer.

5.         Technical documentation
The technical documents (operation manual as listed in Annex 1.5.8, spare parts catalogue) will be delivered with the equipment in form of a CD in Russian/English. The costs of translation to Russian language are included in the total Contract Price.
The following documents will be delivered with the equipment when it ships:
International Consignment Note
Proforma Invoice with translation into Russian
Packing List
Export Declaration
Certificate of Origin

6.         Packing, packaging and labeling
6.1               The cost of [***] and [***] is included in the Contract Price.
6.2               The casing and packaging shall become the Buyer’s property, once the Equipment has been supplied.
6.3               Packaging of the Equipment shall secure its absolute safety during the transport. The Seller shall be liable to the Buyer and shall be obliged to reimburse any losses that arose because of spoilage, damage or breakage of the goods entailed by undue or low quality packaging.

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6.4               There shall be labeling in English and in Russian on each separate package of the Equipment and it shall contain the following information:
6.4.1.           •The Seller’s name and address;
6.4.2.           • The Buyer’s name and address;
6.4.3.           • The final delivery address;
6.4.4.           • Contract Number;
6.4.5.           • Number of the package lot, in accordance with the packing list;
6.4.6.           • Gross and net weight;
6.4.7.           • Packaging dimensions;
6.4.8.           • Name of the equipment;
6.4.9.           • Special requirements (if any).

7.         ACCEPTANCE AND SUPPORT SERVICES
7.1               Wet Combinatorial R&D Platform Assembly
Seller shall complete the assembly and configuration of the Wet Combinatorial R&D Platform and make it available for Buyer’s Sign-Off at the Seller Site provided during the process of assembly and configuration, Buyer cooperates with Seller as reasonably requested by Seller.
7.2               Buyer Acceptance
7.2.1.           Upon completion of assembly and configuration of the Wet Combinatorial R&D Platform, Seller will provide Buyer with a written notice that the Wet Combinatorial R&D Platform is available for Sign-Off.
7.2.2.           Seller shall demonstrate to Buyer that the Wet Combinatorial R&D Platform satisfies the acceptance criteria set forth in Annex 1.5.5 (“Acceptance Criteria”) and allow Buyer to conduct tests to ensure compliance with the Acceptance Criteria.
7.2.3.           This demonstration and testing shall take place at the Seller Site (Buyer agrees to attend at its own expense) and shall commence no later than [***] days following the written notice from Seller to Buyer.
7.2.4.           Upon completion of said demonstration and testing, Buyer will either (i) confirm in writing that acceptance of the Wet Combinatorial R&D Platform has occurred in compliance with Section 4.1.3, and Buyer shall make the payment associated therewith as set forth in the Pricing Sheet (“Buyer Acceptance”) [***].
7.2.5. Seller will complete the Sign-Off at Seller Site and will complete the Customer Tool Installation Completion Sign-off at Buyer Site.

7.3               Support
Subject to the terms and conditions set forth in this Contract including but not limited to the licenses set forth in Section 17 and the payments set forth in Sections 2.4 and 2.5, Seller agrees to provide Support to the Buyer. Any support or services other than the Support, including services not covered by a warranty or pursuant to pre-paid maintenance, will be provided at Seller’s then-current rates (plus reasonable travel expenses and other out-of-pocket expenses, if any) pursuant to a statement of work signed by the Parties.
8.         Warranty; Limitation of Liability
8.1               By Seller
Seller represents and warrants that:
8.1.1.           It has the right and authority to enter into this Contract, and to fully perform its obligations hereunder; and
8.1.2.           This Contract is a legal and valid obligation binding upon it and enforceable in accordance with its terms.
8.1.3. The title to the Wet Equipment conveyed to Buyer by Seller shall be good, and the Wet Equipment shall be delivered free from any security interest or other lien or encumbrance to any Third Party
8.1.4. The Wet Equipment is fit for the purpose of performing combinatorial processing

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8.1.5. That as of the Effective Date, to the best of the Seller’s knowledge, the Wet Equipment and Buyer’s ownership, use and possession of the Wet Equipment in the manner as instructed by and in accordance with the documentation and manuals provide herewith and appended as Annex 1.5.7 and 1.5.8 does not infringe any patent, copyright, trademark or trade secret rights of a Third Party issued prior to the Effective Date.
8.1.6 The Wet Equipment, the HPC License and the Informatics Software License provided by the Seller to the Buyer hereunder are altogether sufficient for the use of the Equipment in the HPC Mode in the Field.
8.1.7. The Seller has obtained all necessary licenses, permissions and authorizations required for the export of the Equipment and the provision of the HPC-License and Informatics Software License to the Buyer or the Project Company, as well as for providing Training on the Equipment to the personnel of the Buyer or the Project Company (as the case may be).

8.2               By Buyer
Buyer represents and warrants that:
8.2.1.           It has the right and authority to enter into this Contract, and to fully perform its obligations hereunder; and
8.2.2.           This Contract is a legal and valid obligation binding upon it and enforceable in accordance with its terms.
8.3               Warranty on the hardware included in the Equipment
Seller warrants to Buyer that for a period of [***] (“Warranty Period”) from Customer Tool Installation Completion Signoff, the hardware comprising the Equipment (“Hardware”) will be free from defects in materials and workmanship and shall conform in all material respects to its specifications.
If, during the Warranty Period, the Hardware does not meet the warranty specified above, Seller shall, at its option, repair or replace at no cost to Buyer any defective or nonconforming component of the Hardware in accordance with Annex 1.5.6. The foregoing represents Buyer’s sole remedy for breach of the warranty on the Hardware. The warranty set forth in this section shall apply only to the Seller supplied components of the Hardware and will specifically excludes consumables and any components to be provided by Buyer.
8.4               Warranty on the software included in the Equipment
Seller will warrant to Buyer that for a period of [***] (“Warranty Period”) from Customer Tool Installation Completion Signoff, the software included in the Equipment (“Software”) will conform in all material aspects to its specifications. Seller will correct any nonconformities reported to Seller in writing or in electronic form during the Warranty Period in accordance with Annex 1.5.6. The foregoing represents Buyer’s sole remedy for breach of the warranty for the Software.
8.5               Exclusions
The warranties and remedies set forth in Sections 8.3 and 8.4 will be void as to the following:
8.5.1.           any Hardware or Software that has been damaged, modified, or altered (other than by Seller or approved by Seller)
8.5.2.           any Hardware or Software that has been subjected to physical, electrical or other environmental abuse or misuse, including improper storage or conditions not in accordance with Seller’s specifications,
8.5.3.           any damage or non-conformities, in whole or in part, arising from use of the Hardware or Software with any other hardware, software, firmware, devices, or other products not provided by Seller or chemicals not recommended or approved for use by Seller.
8.6               Disclaimer
Except as provided above for the Hardware and the Software, Seller does not otherwise warrant the Equipment and does not warrant that operation of the Equipment will be uninterrupted or error free.
Seller specifically disclaims any representation, warranty or guarantee that the use of the Hardware or Software, will be successful, in whole or in part. It is understood that the failure of Buyer to successfully develop or commercialize technology shall not constitute a breach of any representation or warranty or other obligation under this Contract. Except as otherwise expressly set forth above,

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seller makes no representations and extends no warranties or conditions of any kind, either express or implied with respect to any information disclosed hereunder, any activities conducted hereunder or any deliverables provided hereunder, and hereby expressly disclaim any warranties of merchantability, or fitness for a particular purpose or validity of any technology, patented or unpatented, or non-infringement of the intellectual property rights of third parties.
9.         Limitation of Liability
9.1               To the maximum extent permitted by applicable law, and except for any breach of any confidentiality obligation under this contract, in no event shall either party or its affiliates be liable to the other party, its affiliates or to any third party claiming through or under the other party hereto, for any lost profits, lost revenue, loss of data, equipment downtime or for any special, consequential, indirect or incidental damages, however caused and under any theory of liability (including contract, strict liability, negligence or other legal or equitable theory) arising in any way out of this contract, whether or not such party has been advised of the possibility of such damages.
9.2               Except for a breach of a confidentiality obligation, in no event shall either party’s cumulative liability to the other under this contract exceed the amounts received by such party from the other party in the past [***] preceding the claim.
9.2.1. The limitation of liability described above in Section 9.2 does not apply to any loss or damage to the Wet Equipment that is solely attributable to and solely caused by the gross negligence or willful act of the Seller or Seller’s personnel. For the avoidance of doubt, if Buyer or Buyer personnel are jointly or severally responsible for such loss or damage, then Seller’s liability for such loss or damage that is attributable to Seller shall be subject to the limitation of liability described above in Section 9.2.
9.3               The Parties acknowledge and agree that the foregoing limitations of liability are an essential element of this agreement and that in their absence the terms of this agreement would be substantially different.
10.      Force Majeure
Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations then owing) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, act of God, earthquake, flood, lockout, embargo, act of terrorism, governmental acts or orders, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

11.      Dispute Resolution
11.1            All disputes between the Parties in connection with or arising out of this Contract shall first be discussed in good faith between the Parties in order to try to find an amicable solution.
11.2            If no solution can be found to settle the dispute, then such dispute shall be finally settled by arbitration in accordance with the default rules and procedures of American Arbitration Association (“AAA”) sitting in New York City, NY, USA and conducted in English.
11.3            Within 30 days of notice that a Party wants to submit a dispute to arbitration, the Parties shall each select one independent arbitrator and will attempt to mutually agree upon a third independent arbitrator. Each arbitrator will have expertise in the thin film technology industry and will not be an employee, affiliate or contractor for either Party.
11.4            If the Parties are unable to agree on the third arbitrator within fifteen (15) days, the two arbitrators shall select the third arbitrator within thirty (30) days.
11.5            If the amount in dispute is less than [***], then the Parties shall agree upon a single arbitrator meeting the above conditions within thirty (30) days of the notice of arbitration or such arbitrator shall be chosen by AAA if the Parties cannot agree.

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11.6            The arbitrators shall determine what discovery will be permitted consistent with the goal of limiting the costs and time for such a proceeding. The Parties and arbitrators shall use all reasonable efforts to complete any arbitration subject to this Section within six (6) months from the selection of arbitrators.
11.7            The Parties agree that any award of damages shall not include punitive, special, consequential, or indirect damages except as specifically allowed in this Contract and shall comply with the limitation of liability provisions set forth herein.
11.8            The arbitrators’ decision shall be in a detailed writing setting forth the reasons for their decision and shall be provided concurrently to each Party.
11.9            The arbitration award shall be final and binding on the Parties.
11.10        Unless otherwise agreed to by the Parties, each Party shall pay one-half of the arbitration fees and expenses and shall bear all of its own expenses in connection with the arbitration.
11.11        Notwithstanding any of the foregoing, either Party shall have the right to seek, at its own cost and expenses, preliminary and temporary injunctive relief pending resolution of the dispute via arbitration.
11.12        The United Nations Convention on the International Sale of Goods applies unless otherwise expressly stated in this Contract.

12.      Confidential Information
12.1            The Parties acknowledge that they may receive information from the other Party which may be considered confidential and proprietary. The receiving Party agrees to avoid any un-authorized disclosure, dissemination, or use of such information that, if disclosed in writing, is identified and marked as confidential (or with words of similar meaning) at the time of its disclosure (or that, if disclosed verbally, is designated as confidential at the time of disclosure and is summarized and identified as confidential in a writing delivered to the receiving Party within thirty (30) days after the disclosure) or that are observed during a visit of the manufacturing facilities of one of the Parties and such information would appear to a reasonable person as confidential information ("Confidential Information"). Both parties agree that this Contract is the Confidential Information of both Parties.
12.2            The receiving Party will use the Confidential Information solely for the purpose of performing its rights and obligations under the Contract. For the avoidance of doubt, if Buyer transfers the Wet Equipment to Project Company in accordance with Section 17.5.1, Buyer shall have the right to transfer Confidential Information to Project Company, provided that upon the completion of such transfer Buyer shall no longer have any rights to use such Confidential Information.
12.3            The receiving Party will not disclose Confidential Information to a Third Party without the prior written consent of the disclosing Party. The receiving Party will protect such information from un-authorized disclosure, use or dissemination with at least the same degree of care as the receiving Party exercises to protect its own information of similar type and importance, but in no event less than reasonable care. Notwithstanding the foregoing, the receiving Party may disclose the Confidential Information to its authorized representatives (e.g. directors, employees, officers, professional advisors and agents) having a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein.
12.4            The obligations of confidentiality and protection required by this Section will survive the expiration, termination, or cancellation of this Contract for a period of five years thereafter.
12.5            The obligation of confidentiality will not apply, or will cease to apply, to any information that: (a) was known to the receiving Party prior to its receipt of Confidential Information under this Contract; (b) is or becomes publicly available without breach of this Contract by the receiving Party; (c) is received from a Third Party without an obligation of confidentiality to the disclosing Party; or (d) is developed independently by employees of the receiving Party not having access to such information.

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12.6            Notwithstanding anything to the contrary in this Section 8, each Party shall be permitted to lawfully disclose Confidential Information of the other Party to any governmental agency to the extent such disclosure is required by law (including but not limited to the SEC, USPTO, and pursuant to a subpoena); provided, however that before making such disclosure, the Party about to make such disclosure shall seek the highest level of protection available and give the other Party an adequate opportunity to interpose an objection or take action to assure confidential handling of such information.

13.      Miscellaneous
13.1            Amendment
No change or modification in the terms hereof, in a manner not expressly provided in this Contract shall be binding unless reduced to writing and duly executed by the Parties in the same manner as the execution of this Contract. Any attempt to so change or modify the terms of this Contract shall be considered void and of no effect.
13.2            No Implied License
Only the licenses granted pursuant to the express terms of this Contract shall be of any legal force or effect. No other license rights shall be created by implication, estoppel or otherwise. Each Party reserves all rights not expressly granted to the other Party under this Contract.
13.3            Assignment
13.3.1.        Neither Party shall assign or transfer this Contract either voluntarily or by operation of law, in whole or in part, without the prior written consent of the other Party.
13.3.2.        Any attempt to assign without such consent shall be void and of no effect.
13.3.3.        Notwithstanding the foregoing, either Party may assign this Contract with the prior written consent of the other Party (which consent will not be unreasonably withheld), to an Affiliate and the terms of the Contract shall continue in effect without modification after such assignment.
13.4            Drafting
In interpreting and applying the terms and provisions of this Contract, the Parties acknowledge that its lawyers reviewed and participated in the drafting and agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.

13.5            Governing Law
This Contract shall be governed by and construed in accordance with the laws of the State of California in the United States, without regard to its conflicts of law principles.
13.6            Venue
All disputes between the Parties in connection to this Contract shall be addressed in accordance with Section 11. If no solution can be found to settle the dispute, then the dispute will be submitted to a court of competent jurisdiction in the county of Santa Clara, CA, USA.
13.7            Independent Contractors
The relationship of the Parties is that of independent contractors. Neither Party shall be deemed to be an agent, partner, joint venturer or legal representative of the other for any purpose as a result of this Contract or the transactions contemplated thereby. Personnel supplied by either Party are not the other Party's employees or agents and such supplying Party assumes responsibility for their acts or omissions, The supplying Party shall be solely responsible for the payment of compensation of such Party's employees or agents assigned to perform services hereunder and such employees or agents shall be informed that they are not entitled to any employee benefits of the other Party. Neither Party shall be responsible for paying worker's compensation, disability benefits, and unemployment insurance or for withholding and paying employment taxes for any employee or agent of the other Party.
13.8            Notices
13.8.1.        Unless otherwise agreed to by the Parties, the communications required or permitted to be given or made under this Contract shall be made in writing, via personal delivery, registered mail,

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facsimile transmission (with written confirmation copy by registered first-class mail), addressed to the appropriate Party at the address indicated below and a copy to the receiving Party’s legal department.
13.8.2.        All communications made pursuant to this section shall be deemed made or given on the date of such personal delivery, mailing or transmission.
13.8.3.        If to Buyer:
Ulyanovsk Center for Technology Transfer
67 Krymova St.,
Ulyanovsk,
Russia, 432071

13.8.4.        With a copy to:
Limited liability Company “Russkie Tehnoparki”
1 Sirenevyi bulv., c.c. Troitsk, Moscow,
Russia, 142191

13.8.5.        If to Seller:
Intermolecular Inc.
3011 North First St.
San Jose
CA 95134

13.8.6.        With a copy to:
Intermolecular Inc.
Attention: General Counsel
3011 North First St.
San Jose
CA 95134

13.8.7.        The Parties may change the name and address to which communications should be sent under this section by providing prior written notice to the other Party.
13.9            Captions
The captions to the several sections hereof are not part of this Contract, but are included merely for convenience of reference and shall not affect its meaning or interpretation. As used in this Contract, the word "including" means "including without limitation”.
13.10        Counterparts
This Contract may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.
13.11        Signatures by Electronic Mail or Facsimile
The delivery by electronic mail or facsimile of the signatures of the Parties shall be deemed valid and binding as if they were originally made.
13.12        Copies
A scanned or photocopied version of this Contract shall be deemed to be an original and shall have the full force and effect of an original document.
13.13        Non-waiver
The failure of either Party at any instance to require performance of any provision hereof by the other Party shall not be deemed a waiver and thereafter shall not deprive that Party of its full right to require such performance of that provision at another instance. Any waiver must be in writing executed by the waiving Party.
13.14        Severability
If any term, provision, covenant or condition of this Contract is held by a court of competent jurisdiction to be illegal, invalid, void or unenforceable, the remainder of the terms, provisions, covenants or conditions shall remain in full force and effect and shall in no way be affected, impaired

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or invalidated. The Contract shall continue in full force and effect to the fullest extent permitted by law without said provision or with said provision being modified and narrowly tailored to achieve the original intent of the Parties.
13.15        Third Party Beneficiaries
Except as expressly provided in this Contract, there are no third party beneficiaries expressly or impliedly intended under this Contract.
13.16        Integration
This Contract, together with all Annexes hereto, constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and supersedes all prior negotiations and understandings between the Parties, both oral and written, regarding such subject matter.
13.17        Representation by Legal Counsel
Each Party hereto represents that it has been represented by legal counsel in connection with this Contract and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Contract, the Parties agree that no presumption shall exist or be implied against the Party that drafted such terms and provisions.
13.18. Governing Language
This Contract has been executed by the Parties in counterpart originals, one in the English language and one in the Russian language. Notwithstanding the foregoing, the Parties agree that in the event of controversy between the Parties regarding the interpretation or application of the terms of this Contract, the English language version of the Contract will be controlling. All communications and notices to be made or given pursuant to this Contract shall be in the English language.

14.      Addresses and Banking Details of the Parties
14.1            Seller
14.1.1.        All payments due to Seller under this Contract shall be made by bank wire transfer as follows:

Domestic Wire Instructions:
Route all wires via FEDWIRE to the following ABA number
To: [***]
Routing and Transit #: [***]
For Credit of: Intermolecular, Inc.
Credit Account Number: [***]
By Order of: [name of sender]

International Wire Instructions:
Instruct the paying financial institution to advise their US correspondent to pay as follows:
Pay to:     [***]
Routing & Transit:    [***]
Swift Code:    [***]
For Credit of:    Intermolecular, Inc.
Final Credit Account#:    [***]
By Order of:    [Name of Sender]

15.      Term and Termination
15.1            Term

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This Contract shall be effective as of the Effective Date. The term of this Contract shall commence on the Effective Date, and, unless terminated earlier as provided in this Section15.1, shall continue in full force and effect until the termination of all HPC Licenses and HPC-Enabled Informatics Software Licenses granted under this Contract (the "Term").
15.2            Termination for Breach
Either Party may terminate this Contract if the other Party has materially breached or defaulted in the performance of any of its material obligations, and such default has continued for ninety (90) calendar days after written notice was provided to the breaching Party by the non-breaching Party.
Termination will be effective at the end of the ninety (90) day period unless the breach has been cured before the expiration of the ninety (90) day period.
15.3            Effect of Termination
15.3.1.        Accrued Rights and Obligations
Termination of this Contract for any reason shall not release either Party from any liability or obligation that, at the time of termination, has already accrued to the other Party or that is attributable to a period prior to termination, nor shall it preclude either Party from pursuing any rights and remedies it may have at law or in equity with respect to any breach of this Contract.
15.3.2.        Termination of Licenses
All licenses granted under the Contract (including the HPC Licenses and HPC-Enabled Informatics Software Licenses) shall terminate upon termination of the Contract. For the avoidance of doubt, upon termination, Buyer shall have no right to use the Wet Combinatorial R&D Platform in HPC Mode. However, Buyer shall continue to have the right to use the Wet Combinatorial R&D Platform in non-HPC Mode.
15.4            Survival
Sections 1, 2, 4, 7, 8, 9, 10, 11, 12 and 13 shall survive the expiration or termination of this Contract for any reason.

16.      Ownership OF Intellectual Property Rights and Know-How
16.1            HPC Technology
16.1.1.        Seller shall own all right, title, and interest in and to the HPC Technology and HPC Derivatives.
16.1.2.        Buyer hereby agrees to assign to Seller, all of Buyer’s right, title and interest in and to any HPC Technology and PC Technology and HPC Derivatives that are developed during the term of this Contract.
16.1.3.        All Intellectual Property Rights and Know-How rights arising out of the sole activities of Buyer’s personnel conducted for Buyer’s customers or for Buyer’s internal development programs with the use of Wet Combinatorial R&D Platform shall be owned by Buyer.
16.1.4.        All Intellectual Property Rights and Know-How rights arising out of the sole activities of Seller’s personnel conducted for Seller’s customers or for Seller’s internal development programs with the use of Wet Combinatorial R&D Platform shall be owned by Seller.
16.1.5.        All Intellectual Property Rights and Know-How rights arising out of the joint activities of Seller’s personnel and Buyer’s personnel with the use of Wet Combinatorial R&D Platform shall be jointly owned by Buyer and Seller.

17.      LICENSES
17.1            HPC License
Subject to the terms and conditions of this Contract including the payments in Sections 2.4 and 2.5, Seller hereby grants to Buyer a non-exclusive, non-transferable, license, under Seller’s rights in HPC Technology (without the right to sublicense) to use the Equipment solely for the purpose of developing and commercializing materials in the Field.
17.2            License Grant for Informatics Software
17.2.1.        Subject to the terms and conditions of this Contract including the payments in Sections 2.4 and 2.5, Seller hereby grants to Buyer a non-exclusive, non-transferable, license, under Seller’s

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rights in Informatics Software (without the right to sublicense) to use the HPC-Enabled Informatics Software with the Equipment. The aforementioned license (hereinafter “HPC-Enabled Informatics Software License”) shall only be for the sole purpose of developing and commercializing materials and products incorporating such materials, both in the Field.
17.2.2.        Buyer shall have no right to use HPC Technology under this Contract unless it purchases HPC-Enabled Informatics Software and purchases an HPC License.
17.2.3.        Further, Buyer’s license to use HPC Technology shall only be for operation of the Equipment for which it has purchased HPC-Enabled Informatics Software, and only for the license term for such software and the HPC License.
17.3            Term of License
The term of the HPC License and the Informatics Software license granted by Seller to Buyer shall be for a period of 2 years starting from Customer Tool Installation Completion Signoff. Subject to Buyer’s payment of the renewal fees in accordance with the payment terms of this Contract (including Annex 1.5.6), the term of the HPC License shall automatically renew for the 12-month for which the fees are paid.
17.4            Limited scope of license for use of Third Parties
The scope of the HPC License and the Informatics Software license granted by Seller to Buyer hereunder does not include the right to use the Wet Combinatorial R&D Platform on behalf of or for the benefit of Third Parties, except where the intended purpose of such activities is the qualification or sale by Buyer or one or more of its partners of a resulting materials and products incorporating such materials, both in the Field.
17.5            No Transfer to or use by Third Party of Equipment in HPC Mode
Except as stated in Section 17.5.1 below, Buyer agrees not to sell, lease, or otherwise dispose of (“Transfer”) the Equipment sold hereunder, or allow access to any Third Party to use the Equipment in HPC Mode (“Access”) without explicit written approval by Seller, which Seller may grant in its sole discretion and subject to Seller entering into a license agreement, if necessary under the circumstances, with such Third Party. Buyer can Transfer the Equipment for [***] and agrees to inform any such Third Party purchaser that the Equipment cannot be used to perform HPC Technology without appropriate licenses from Seller.

17.5.1 Buyer shall have the right to Transfer the Equipment sold hereunder to [***], a company [***] and hereinafter referred to as Project Company provided Project Company, in addition to Buyer, agrees to assume all of Buyer’s obligations related to the Equipment except for the obligation to pay for the Equipment, and provided, pursuant to such Transfer, Buyer no longer has any rights in such Equipment. For the avoidance of doubt, at no time shall both Buyer and Project Company have simultaneous ownership, use or possession of the Equipment. In the event of such transfer,

i. Project Company shall[***] acquire Buyer’s rights (including all associated licenses) to use the Equipment in HPC Mode and to use HPC-Enabled Informatics Software and HPC Technology granted to Buyer by Seller under this Contract;

ii. Seller shall fulfill all of Seller’s obligations related to the Equipment (such as Installation, start-up and adjustment, Training, warranty, maintenance and support obligations etc.) for Project Company [***], provided such obligations have not been fulfilled by Seller for Buyer;

iii. Buyer remains a Party to be charged under this Contract.

17.6            Software is licensed and not owned
Buyer shall not be an owner of any copies of the Informatics Software or any documentation delivered to Buyer, but Buyer is licensed pursuant to this Contract to use any of the Informatics Software and documentation specified in Pricing Sheet.
17.7            Informatics Software is owned by Seller
Buyer acknowledges that the features and the graphical user interface of the Informatics Software (“User Interface”), including, without limitation, icons, menus and screen designs, screen layouts,

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and command and screen sequence, are the Confidential Information of Seller or its licensors, and are subject to the terms and conditions of this Contract with regards to Confidentiality . Buyer agrees that it will not create software programs incorporating the Confidential Information of the User Interface. Nevertheless, if Buyer creates one or more data loaders for metrology and/or testing equipment that it wishes to integrate into the Wet Combinatorial R&D Platform, Seller will work with Buyer on a time and materials basis (subject to the mutual prior written agreement of the Parties) to facilitate the use of said data loader(s) with the User Interface. Buyer further acknowledges that Seller or its licensors have asserted copyright ownership over the User Interface.
17.8            Buyer agrees that it will not itself, and will not through any parent, subsidiary, Affiliate, agent, or other Third Party, directly or indirectly, do any of the following:
17.8.1.        reproduce, distribute, copy, sell, create derivative works of, lease, license, or sublicense the Informatics Software or any component of either, or any documentation delivered to it pursuant to this Contract;
17.8.2.        use the Informatics Software in connection with any equipment other than the Equipment and test & characterization equipment used in connection with the Equipment;
17.8.3.        attempt, or permit any Third Party, to reverse engineer, disassemble, decrypt, decompile, or otherwise attempt to derive source code from the Informatics Software;
17.8.4.        use any Informatics Software in connection with any time-sharing or other multi-user network or service bureau.

17.9            Subject to payment by Buyer of the amounts set forth in the applicable Pricing Sheet and during any period in which Buyer makes the payments as set forth in Section 2.5, Seller will provide to Buyer the Support in accordance with Annex 1.5.6. Seller will provide Informatics Updates and improvements (provided such improvements are generally made available to all other licensees) at no additional charge.

17.10        Legend.
All copies of the Informatics Software shall include Seller’s copyright, trademarks, patent numbers, and other proprietary notices in the manner in which such notices were placed by Seller on such Informatics Software. Further, Seller may label the Equipment with a permanent non-erasable identification label including but not limited to Seller’s name, Seller’s model number, a sequential serial number in Seller’s standard format, date of manufacture, location manufactured, and specification version to which the Equipment was manufactured. Buyer shall not remove, obscure, or alter Seller’s copyright notices, trademarks, patent numbers, or other proprietary rights notices affixed to or contained within the Informatics Software or the Equipment.
17.11        THIS SECTION INTENTIONALLY LEFT BLANK

18.      Compliance with Laws.
The Parties shall comply with all laws, rules or ordinances of the United States and any applicable state or other governmental agency while performing under this Contract.
18.1            Compliance with Securities Laws.  Buyer agrees that certain of the information provided by Seller to Buyer hereunder may be “material, nonpublic information” for purposes of federal or state securities laws, the awareness of which prohibits Seller and its employees, contractors, representatives and agents from (i) buying or selling Seller’s securities (stock, options, etc.) (i.e., “insider trading”) and (ii) passing information to anyone who may buy or sell Seller’s securities (i.e., “tipping”), until after the information has been disclosed to the public and absorbed by the market.  Without limiting any of Buyer’s other obligations under this Contract, Buyer will comply with all federal and state securities laws prohibiting insider trading and tipping, and shall immediately notify Seller in the event of any insider trading or tipping by Buyer or its employees, contractors, representatives or agents of which it becomes aware.
18.2            In accordance with the requirements of the Foreign Corrupt Practices Act of the United States (15 U.S.C. § 78dd-1 and 2) (“FCPA”), each Party agrees and warrants that it shall not make, offer, promise or authorize any payment, loan, gift, donation or other giving of money or things of

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value, directly or indirectly, whether through itself, its affiliates, partners, officers, employees, agents or representatives, whether in cash or kind, and whether pursuant to a written agreement, to or for the use of any government official, any political party or official thereof or any candidate for political office, for the purpose of influencing or inducing any official act or decision in order to further the activities contemplated by this Contract, including obtaining or retaining any government approval or funding related to such activities.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized representatives:

“Buyer”
Ulyanovsk Center for Technology Transfer Ltd.
Date: September 29, 2013
Name: /s/Andrey Redkin
(Print): Andrey Redkin
Title: CEO

“Seller”
Intermolecular, Inc
Date: September 29, 2013
Name: /s/David E. Lazovsky
(Print): David E. Lazovsky
Title: President and CEO

“Customer’s Engineer”
Limited liability Company “Russkie Tehnoparki”
Date: September 29, 2013
Name: /s/Konstantin B. Popov
(Print): Konstantin B. Popov
Title: CEO

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ANNEX 1.5.1

PRICING SHEET

Table-1.

S/N	Product	Manufacturer, country of origin	Unit of measure	Qty. in units of measure	Unit price	Total price
1.	Tempus™ F-20	Intermolecular, USA	Unit	[***]	[***]	[***]
2.	Tempus™ S-80	Intermolecular, USA	Unit	[***]	[***]	[***]
3.	HPC & Informatics License*	Intermolecular, USA	Year	[***]	[***]	[***]
4.	Maintenance & Support*	Intermolecular, USA	Year	[***]	[***]	[***]
TOTAL			х	х	Х	[***]
* The fees for HPC & Informatics License and Maintenance & Support (“License-Support”) are included in the above price for a period of [***] from Customer Tool Installation Completion Signoff (the “Initial Term”). Additional fees for the License/Support for the first year beyond the Initial Term (the “First Renewal Term”) shall be priced at [***] for the HPC & Informatics License fees and [***] for the Maintenance & Support fees for a combined total of [***] . The parties agree to enter into good faith discussions for pricing of the License-Support fees beyond the First Renewal Term, where such pricing shall take into account the fair market value of the License-Support fees.

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Table-2. Calculation of cost of supplied equipment considering additional payments and services

S/N	Expense item	Cost (indicate currency)
1.	Price of product (total in table-1)	[***]
2.	Price of customs clearance of import cargo (in case if foreign equipment is offered)	[***]
3.	Price of customs clearance of export cargo	[***]
4.
Price of transport expenses of Wet Equipment ([***] per Incoterms 2010) to the customs inspection at the destination point in Ulyanovsk, the Russian Federation. (including insurance for shipment of Wet Equipment)
[***]
5.	Price of additional services, including:
5.1	Installation, start-up and adjustment	[***]
5.2	Training at Seller Site	[***]
	TOTAL (1 + 2 + 3 + 4+5)	[***]

Payment of all taxes shall be in accordance with Section 3.3

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ANNEX 1.5.2

Wet Combinatorial R&D Platform Description

A.	Hardware Description

S/N	Name of delivered equipment and specification	Configuration	Quantity
1.	Tempus™ F-20
1.1	[***]	• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]
1.2	[***]	• [***]	[***]
		• [***]	[***]
		• [***]	[***]
1.3	[***]	• [***]	[***]
		• [***]	[***]
		• [***]	[***]
•
		• [***]	[***]
		• [***]	[***]
1.4	[***]	• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]

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1.5	[***]	• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]
		• [***]	[***]
1.6	[***]	[***]	[***]
1.7	[***]	[***]	[***]
1.8	[***]	[***]	[***]
1.9	[***]	[***]	[***]
1.10	[***]	[***]	[***]
1.11	[***]	[***]	[***]
1.12	[***]	[***]	[***]
1.13	[***]	[***]	[***]
1.14	[***]	[***]	[***]
2.	Tempus™ S-80
2.1	[***]	[***]	[***]
2.2	[***]	[***]
2.3	[***]	[***]
2.4	[***]	[***]
2.5	[***]	[***]
2.6	[***]	[***]
2.7	[***]	[***]
2.8	[***]	[***]
2.9	[***]	[***]	[***]
2.10	[***]	[***]	[***]
2.11	[***]	[***]	[***]
2.12	[***]	[***]	[***]
2.13	[***]	[***]	[***]
2.14	[***]	[***]	[***]

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2.15	[***]	[***]	[***]
2.16	[***]	[***]	[***]
2.17	[***]	[***]	[***]

B.	Operational characteristics of equipment
Refer to Facilities Manuals attached for operational characteristics of each equipment:

•	Manual, Installation, F-20 System [***]

C.	Software Description

Informatics Software

Informatics Software is a comprehensive Web-based R&D information management system that serves as the backbone for integrating experimental process data, characterization results and analysis tools into unified R&D workflows. This system enables experimental design, planning, and tracking of experimental splits, the associated metrology, and e-test data.

Following are the various modules of Informatics Software

•	Workflow manager (web & mobile app)

•	R&D Database

•	Data loader framework

•	Data search & export module

•	Analysis – Electrical Distribution, Spectra, Defect Distribution, Process Distribution, Sample Map, Image gallery

•	Collaboration forum

•	Administrator module to control user access privileges

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ANNEX 1.5.3

Delivery Schedule

S/N	Stage
		[***]	[***]	[***]	[***]	[***]
1.1	[***]	[***]
1.2	[***]		[***]
1.3	[***]			[***]
1.4.	[***]				[***]
1.5.	[***]					[***]

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ANNEX 1.5.4

Payment Schedule

S/N	Stage	Stage number in Delivery schedule	Payment term	Payment amount*
1.	Wet Equipment arrives for customs inspection at the destination point in Ulyanovsk, the Russian Federation	End of 1.4	Payment due [***] [***] days from invoice	[***]
TOTAL (total sum considering all obligatory payments)		х	х	[***]
* The amounts are prior to any applicable taxes. Any applicable taxes are in addition to the Payment amount and shall be due and payable in accordance with Section 3.3.

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ANNEX 1.5.5

Acceptance Criteria

The acceptance criteria are described in the following documents which are incorporated herein by reference:

1.	Procedure Standard Acceptance F-20 [***]

2.	Procedure, Standard Acceptance, S-80, [***]

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ANNEX 1.5.6
Seller Maintenance and Support Services

This Annex describes the maintenance and support services that Seller will provide with respect to the Wet Combinatorial R&D Platform.
Term and renewal of services
Seller will provide maintenance and support services set forth herein for the Wet Combinatorial R&D Platform. Such services will commence upon Customer Tool Installation Completion Signoff and continue for a period of [***] thereafter (the “Initial Term”).

Seller will continue to provide said services during any additional term during which Buyer renews maintenance and support services (“Renewal Term”) in accordance with the procedure set forth below.

Not less than [***] prior to the conclusion of the Initial Term, Seller shall send Buyer written notice of the date that the Initial Term is scheduled to expire, together with an invoice for HPC & Informatics License fees (“License Fees”) and maintenance & support fees (‘Support Fees”) for the first year beyond the Initial Term (the “First Renewal Term”) at USD [***] For the License Fees and USD [***] for the Support Fees (for a combined total of [***]), which invoice shall be payable within [***].

The fees for HPC & Informatics License and Maintenance & Support (“License-Support”) are included in the pricing in Annex 1.5.1 for a period of [***] from Customer Tool Installation Completion Signoff (the “Initial Term”). The parties agree to enter into good faith discussions for pricing of the License-Support fees beyond the First Renewal Term, where such pricing shall take into account the fair market value of the License-Support fees.

Seller will advise Buyer in advance when Seller believes that maintenance and support services fall outside of the range of supported services (“Non-Covered Services”) and will provide Buyer with a description of such Non-Covered Services and any applicable charges. All charges by Seller shall be at Seller’s then-current rates.

Response Times

Seller customer service may be initiated by calling 1-408 582-5700 or such other number or email provided to Buyer for that purpose. Seller will use its best judgment to determine the priority level of each error reported by Buyer and shall inform Buyer of any change and the basis thereof. Seller shall provide and maintain for Buyer contact and escalation procedures for Buyer personnel to reach an appropriate Seller employee as follows:

In the event of a call reporting an error, Seller will acknowledge the Buyer call within the next business day of Buyer contacting Seller, followed by initial assessment and an error resolution plan within [***] days of the assessment. Seller will use commercially reasonable efforts to schedule and execute error resolution activities in a timely fashion and in accordance with the error resolution plan. Provided that Seller’s activities under the error resolution plan are not related to activities outside Seller’s control (e.g. shipping delays, long-lead design and parts procurement), Seller will make commercially reasonable efforts to execute the plan within a period of [***]. In the event Seller’s activities under the error resolution plan are related to activities outside Seller’s control (e.g. shipping delays, long-lead design and parts procurement), Seller shall notify Buyer accordingly.

Maintenance and Support Services

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A. Informatics Hardware and Equipment Support

During the Initial Term and any Renewal Term, provided Seller receives the reasonable requested cooperation from Buyer, Seller will do the following:

(a)	Remedial maintenance will be provided by Seller during normal working hours. Buyer will provide [***] access to the Hardware as needed to perform any services hereunder.

(b)
During the Warranty Period (as defined in Section 8.3), Seller will[***] maintain the Hardware in accordance with the warranty set forth in the Contract, including replace or repair (collectively “Remedy”) parts as deemed necessary by Seller. After the end of the Warranty Period (provided Buyer extends the maintenance and support services to be provided under this Annex beyond the Initial Term), Seller will Remedy parts at Buyer’s expense. In either of the foregoing, Seller will pay for the labor and services required to Remedy the parts (but will not pay for the parts beyond the Warranty Period). Buyer shall inform Seller if any replaced parts may be contaminated with hazardous or toxic materials. All parts may be furnished on an exchange basis and may be new or refurbished spares. Replaced parts removed from the Hardware will, at Seller’s sole option, become the property of Seller. All [***] items, including but not limited to [***] are excluded from coverage hereunder. Cost of [***]and [***], including [***] are to be covered by Buyer. Buyer is responsible for maintenance, and cost, of support equipment which are not listed in the Sign-Off.

(c)
Seller shall not be responsible for maintenance and support services under the contract based on damage caused by (i) Equipment operation outside of specified hardware limits and process conditions, (ii) adjustments, repairs or replacement parts required because of operator-caused error or repeated misuse of Hardware; (iii) a non-conformity arising from or after relocation of the Hardware without prior written approval of Seller, which shall not be unreasonably withheld, unless Buyer can demonstrate by clear and convincing evidence that the relocation did not cause the non-conformity, in whole or in part, or (iv) damages covered arising out of force majeure. All repairs required by such excluded damage will be subject to an additional charge, as agreed in advance in writing by Seller and Buyer.

B. Software Support

During the Initial Term and during any Renewal Term, Seller shall use commercially reasonable efforts to do the following:

(a)   Remedial maintenance will be provided by Seller during normal working hours. Buyer will provide full and free access to the Software as needed to perform any services hereunder.
(b)   During the Warranty Period (as defined in Section 8.3), Seller will maintain the Software in accordance with the warranty set forth in the Contract. Buyer will provide VPN site-to-site Internet access to the data network located at the Seller Facility to improve Seller’s ability to support Buyer.

c) Seller is not required to support or maintain any version of the Software except its then-current, commercially released version, and the version that immediately preceded that version. For such immediately preceding software version, Seller shall use commercially reasonable efforts to provide error-fixing updates, but shall have no obligation to provide upgrades that improve the functionality of that software version.

(d)
Seller is not obligated to provide, free of charge services, additional services, outside of the range of normal support services, such as debugging problems in non-Seller-supported software or products,

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or in combinations of supported and non-supported software or products where the problem occurs in products or software not supplied by Seller.

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ANNEX 1.5.7

Installation and Facility Requirements

The facility requirements are described in the following documents which are incorporated herein by reference:

1.	F-20 Facility Requirements

2.	S-80 Facility Requirements

The installation requirements specifying the exact and exhaustive additional equipment, infrastructure and certain requirements needed for the Equipment being installed and started-up at the Buyer site shall be drafted and incorporated herein by the Parties within a term of [***] since the Execution date.

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ANNEX 1.5.8

Documents at Sign-Off

Operation Manuals:

1.       Manual, Installation, F-20 System [***]
2.       Manual, Maintenance, F-20 System [***]
3.       Manual, Safety, F-20 System [***]
4.       Manual, User, F-20 System [***]

5.       Procedure, Decontamination, F-20, [***]
6.       Procedure, Standard Operating, for Operator Level User, F-20, [***]
7.       Procedure, Informatics Site Preparation, [***]

Certificates:

None from Seller

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Confidential Information	Equipment Supply & Technology Licensing Contract

ANNEX 1.5.9

Informatics Modules

HPC Technology as Know How includes the following Informatics Modules
1. R&D Workflow management: [***]
2. Data loading framework: [***]
3. Collaboration forum: [***]
4.  Analysis: [***]
5. Data search & export: [***]
6.   Visual Data analysis: [***]
7.  R&D data warehouse: [***]
 The documentary and supplementary information listed above shall be transferred by the Seller to the Buyer in PDF files in digital within a period of [***] since the execution date.

The Parties shall confirm save receipt of the Know How information by drafting a Completion act in [***] after the transfer of data has occurred.

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Annex 1.5.10

Acceptance completion act

No. __

September ___, 2013

The present Acceptance completion act (hereinafter referred to as the “Act”) is concluded between

Limited Liability Company Ulyanovsk Center for Technology Transfer, a Russian Federation corporation doing business at 67 Krymova St., Ulyanovsk, Russia, 432071, hereinafter referred to as the "Buyer", on the one part, and Intermolecular, Inc., a Delaware, USA corporation doing business at 3011 North First St., San Jose, CA 95134, USA, hereinafter referred to as the "Seller",

and Limited liability Company “Russkie Tehnoparki” a Russian Federation corporation doing business at 1 Sirenevyi bulv., c.c. Troitsk, Moscow, Russia, 142191 hereinafter referred to as the "Customer’s Engineer",

(jointly referred to as the “Parties” and individually referred to as the “Party”) as follows:.

1. All Parties entered into the Equipment Supply and Technology Licensing Contract for Wet ,Equipment __th, 2013 (hereinafter the “Contract”).

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2. All Parties acknowledge that the Seller transferred and the Buyer accepted the Wet Equipment at the customs inspection at Ulyanovsk, Russian Federation. The acceptance was held without unpacking the Equipment, but only based on the quantity of packages and other data about cargo specified in the documents referred to in Section 5 of the Contract. The Parties confirm that the packaging was undamaged and that labels on the cargo conform with Section 6.4 and the data set out in the documents delivered along with the cargo.

3. The Parties further acknowledge that since the date of this Act the title in the Equipment and risk of loss and damage thereof has been transferred to the Buyer.

4. Further to the Contract, this Act is a basis for the submission of an invoice for the Contract price in accordance with the Payment Schedule.

5. Each Party has received its equally enforceable original copies of the Contract and Annexes thereto that have been signed by each Party.

6. The present Act is executed in three original counterparts in English and Russian. All capitalized terms used in this Act shall have the same meaning as in the Contract, unless otherwise expressly stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Act to be executed by their duly authorized representatives:

“Buyer”

Ulyanovsk Center for Technology Transfer Ltd.

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Date:

Name:

(Print)

Title:

“Seller”

Intermolecular, Inc

Date:

Name:

(Print)

Title:

“Customer’s Engineer”

Limited liability Company “Russkie Tehnoparki”

Date:

Name:

(Print)

Title:

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Confidential Information	Equipment Supply & Technology Licensing Contract

Annex 1.5.11

Start-up Act

No. __

September ___ , 2013

The present Start-up act (hereinafter referred to as the “Act”) is concluded between

Limited Liability Company Ulyanovsk Center for Technology Transfer, a Russian Federation corporation doing business at 67 Krymova St., Ulyanovsk, Russia, 432071, hereinafter referred to as the "Buyer", on the one part, and Intermolecular, Inc., a Delaware, USA corporation doing business at 3011 North First St., San Jose, CA 95134, USA, hereinafter referred to as the "Seller",

and Limited liability Company “Russkie Tehnoparki” a Russian Federation corporation doing business at 1 Sirenevyi bulv., c.c. Troitsk, Moscow, Russia, 142191 hereinafter referred to as the "Customer’s Engineer",

(jointly referred to as the “Parties” and individually referred to as the “Party”) as follows:.

1. All Parties entered into the Equipment Supply and Technology Licensing Contract, __th, 2013 (hereinafter the “Contract”).

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2. Hereby the Parties confirm successful completion of the Customer Tool Installation Completion Signoff, in particular, that the Wet Equipment has been properly installed, started-up and adjusted at Buyer Site and that the Wet Equipment conforms with the Specifications and that training obligations are dully performed by the Seller.

3. The Parties further acknowledge that since the date of this Act the Buyer has been granted the license to use the Seller’s Technology (including Know-How) as stated in the Contract.

4. Each Party has received its equally enforceable original copies of the Contract and Annexes thereto that have been signed by each Party.

5. The present Act is executed in three original counterparts in English and Russian. All capitalized terms used in this Act shall have the same meaning as in the Contract, unless otherwise expressly stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Act to be executed by their duly authorized representatives:

“Buyer”

Ulyanovsk Center for Technology Transfer Ltd.

Date:

Name:

(Print)

Title:

“Seller”

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Intermolecular, Inc

Date:

Name:

(Print)

Title:

“Customer’s Engineer”

Limited liability Company “Russkie Tehnoparki”

Date:

Name:

(Print)

Title:

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